EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of  Coronation Acquisition Corp. (the "Company") on Form 10-QSB for the six month period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harry Miller , President, CEO, CFO and sole Director and officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2003	/s/ Harry Miller _______________________ Harry Miller, President, CEO, CFO and Director